UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

HORIZON SPACE ACQUISITION II CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42406	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1412 Broadway
21st Floor, Suite 21V
New York, NY 10018
(Address of principal executive offices)

Tel: (646) 257-5537
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, and one Right to acquire one-tenth of one ordinary share	HSPTU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	HSPT	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one ordinary share	HSPTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2026, Horizon Space Acquisition II Corp. (“HSPT” or the “Company”), a Cayman Islands exempted company held an extraordinary general meeting (the “Extension EGM”), where the shareholders of the Company approved, among others, the Company to amend the Investment Management Trust Agreement dated November 14, 2024 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”) to provide that the Trustee must commence liquidation of the Company’s trust account (the “Trust Account”) only and promptly after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination by February 18, 2026, or up to February 18, 2027, if extended by depositing per month the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account. Upon the shareholders’ approval, on February 17, 2026, the Company and the Trustee entered into the amendment to the Trust Agreement (the “Trust Amendment”).

A copy of the Trust Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Trust Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Trust Amendment.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extension EGM, the shareholders of the Company approved the proposal to amend Articles 48.7 and 48.8 of the Company’s Amended and Restated Memorandum and Articles of Association (the “Current MAA”) to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering that was consummated on November 18, 2024, by February 18, 2026 (the “Termination Date”), and if the Company does not consummate a business combination by February 18, 2026, the Termination Date may be extended up to twelve times, each by an additional one-month extension, for a total of up to twelve months to February 18, 2027, without the need for any further approval of the Company’s shareholders (such amendment to the Current MAA, the “MAA Amendment”).

A copy of the MAA Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the MAA Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the MAA Amendment.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting to Approve the Business Combination

On February 12, 2026, HPST held an extraordinary general meeting (the “Business Combination EGM”) in connection with the Business Combination (as defined below) contemplated by that certain Business Combination Agreement, dated May 9, 2025 (as amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among SL Science Holding Limited, a Cayman Islands exempted company limited by shares (“PubCo”), HSPT, CW Mega Limited, a Cayman Islands exempted company limited by shares (“Merger Sub I”), WW Century Limited, a Cayman Islands exempted company limited by shares (“Merger Sub II”), and SL BIO Ltd., a Cayman Islands exempted company limited by shares (“SL Bio”), pursuant to which, among other things, (i) Merger Sub I will merge with and into HSPT, with HSPT as the surviving entity and a wholly-owned subsidiary of PubCo (the “First Merger”), and (ii) following the First Merger, Merger Sub II will merge with and into SL Bio, with SL Bio as the surviving entity and a wholly-owned subsidiary of PubCo (the “Second Merger,” and together with the First Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

The Business Combination is described in the definitive proxy statement filed by HSPT (as amended, restated or supplemented, the “Business Combination Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2026.

On December 29, 2025, the record date for the Business Combination EGM, there were 9,080,000 ordinary shares of HSPT entitled to be voted at the Business Combination EGM, approximately 68.26% of which were represented in person or by proxy at the Business Combination EGM.

The final results for each of the matters submitted to a vote of HSPT’s shareholders at the Business Combination EGM, each of which is described in detail in the Business Combination Proxy Statement, are as follows. The adjournment proposal described in the Business Combination Proxy Statement was not presented at the Business Combination EGM because there were enough votes to approve the other proposals presented at the Business Combination EGM.

1. The Business Combination Proposals

The shareholders approved the following proposals by special resolutions:

(a)	(i) the Business Combination Agreement and (ii) other Transaction Documents (as defined in the Business Combination Agreement) be approved, ratified and confirmed in all respects;

(b)	the Business Combination which includes the First Merger followed by the Second Merger, and other transactions contemplated in the Business Combination Agreement be approved, ratified and confirmed in all respects; and

(c)	the plan of First Merger in relation to the First Merger and the filing of the plan of First Merger with the Registrar of Companies of the Cayman Islands be approved, ratified, and confirmed in all respects.

The voting results were as follows:

FOR	AGAINT	ABSTAIN	BROKER NON-VOTE
5,031,013	1,166,644	0	0

2. Amended M&A Proposal

By way of a special resolution, the shareholders approved, ratified and confirmed in all respects the amendment and restatement of memorandum and articles of association of PubCo. The voting results were as follows:

FOR	AGAINT	ABSTAIN	BROKER NON-VOTE
5,031,013	1,166,644	0	0

3. Sole Director Appointment Proposal

By way of an ordinary resolution, the shareholders approved, ratified and confirmed in all respects the appointment of William Wang Ching-Dong as the sole director of HSPT, with effect from the First Merger Effective Time (as defined in the Business Combination Agreement). The voting results were as follows:

FOR	AGAINT	ABSTAIN	BROKER NON-VOTE
5,031,013	1,166,644	0	0

Extraordinary General Meeting to Approve the Extension of the Business Combination Deadline

On December 29, 2025, the record date for the Extension EGM, there were 9,080,000 ordinary shares of HSPT entitled to be voted at the Extension EGM, approximately 73.26% of which were represented in person or by proxy at the Extension EGM.

The final results for each of the matters submitted to a vote of HSPT’s shareholders at the Extension EGM, each of which is described in detail in the definitive proxy statement filed by the HSPT with the SEC on February 3, 2026 (as amended and supplemented, the “Extension Proxy Statement”), are as follows. The adjournment proposal described in the Extension Proxy Statement was not presented at the Extension EGM because there were enough votes to approve the other proposals presented at the Extension EGM.

1. The MAA Amendment Proposal

By way of a special resolution, the shareholders approved the proposal to amend the Company’s Current MAA to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering that was consummated on November 18, 2024, by February 18, 2026, and if the Company does not consummate a business combination by February 18, 2026, the Termination Date may be extended up to twelve times, each by an additional one-month extension, for a total of up to twelve months to February 18, 2027, without the need for any further approval of the Company’s shareholders. The voting results were as follows:

FOR	AGAINT	ABSTAIN	BROKER NON-VOTE
5,735,413	916,398	0	0

2. The Trust Amendment Proposal

By way of a special resolution, the shareholders approved, ratified and confirmed in all respects the Trust Amendment. The voting results were as follows:

FOR	AGAINT	ABSTAIN	BROKER NON-VOTE
5,735,413	916,398	0	0

Forward-Looking Statements

This Current Report on Form 8-K includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the advantages and expected growth of the combined company, the cash position of the combined company following the closing, the ability of HSPT and SL Bio to consummate the proposed Business Combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in HSPT’s Annual Report on Form 10-K filed with the SEC on March 27, 2025 (the “Form 10-K”), HSPT’s final prospectus dated November 14, 2024 filed with the SEC (the “Final Prospectus”) related to its initial public offering, the Business Combination Proxy Statement, the Extension Proxy Statement and in other documents filed by HSPT with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: SL Bio’s or the combined company’s limited operating history; the ability of SL Bio or the combined company to identify and integrate acquisitions; general economic and market conditions impacting demand for the products of SL Bio or the combined company; the inability to complete the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by HSPT’s shareholders; the ability to meet stock exchange’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and Business Combination Proxy Statement, the Extension Proxy Statement and the amendments and supplements thereto. Other factors include the possibility that the proposed Business Combination do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

SL Bio, PubCo and HSPT each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of SL Bio, PubCo or HSPT with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, BUSINESS COMBINATION PROXY STATEMENT, EXTENSION PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Shareholders of HSPT will also be able to obtain copies of the Definitive Proxy Statement without charge, at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association.
10.1	Amendment to the Investment Management Trust Agreement dated February 17, 2026, by and between the Company and Wilmington Trust, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition II Corp.

By:	/s/ Mingyu (Michael) Li
Name:	Mingyu (Michael) Li
Title:	Chief Executive Officer

Date: February 18, 2026

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